SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


              NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                    NEUBERGER BERMAN REALTY INCOME FUND INC.


                                                                August __, 2003

Dear Stockholder:

     The enclosed Proxy Statement discusses two Proposals to be voted upon by the stockholders of each of the above-named funds (each a "Fund"). As a stockholder of the Funds, you are asked to review the Proxy Statement and to cast your vote on the Proposals. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

     As discussed in more detail in the enclosed Proxy Statement, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"), recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). Upon completion of the Transaction, the Funds' management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, will automatically terminate. To provide for continuity of management, the stockholders of each Fund are being asked to vote "FOR" the following two Proposals:

     1. To approve a new Management Agreement between each Fund and NB Management, to become effective upon completion of the Transaction; and

     2. To approve a new Sub-Advisory Agreement with respect to each Fund, between NB Management and Neuberger Berman, to become effective upon completion of the Transaction.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. If we do not hear from you by __________, 2003, our proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at 1-800-877-9700 or call Georgeson Shareholder Communications Inc., our proxy solicitor, at 1-866-235-2033.



                   Very truly yours,



                   -------------------------------------
                   Peter E. Sundman
                   Chairman and Chief Executive Officer
                   Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc.,
                   Neuberger Berman Intermediate Municipal Fund Inc.,
                   Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., and
                   Neuberger Berman Realty Income Fund Inc.













The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual Fund names in this proxy statement are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2003 Neuberger Berman Management Inc. All rights reserved.

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                             ------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 23, 2003

                             ------------------------


     A special meeting ("Meeting") of stockholders of each of the above-named funds (each a "Fund") will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on September 23, 2003 at 11:00 a.m. Eastern time.

     As discussed in more detail in the enclosed Proxy Statement, Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management") and Neuberger Berman, LLC ("Neuberger Berman"), recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. and, as a result, indirectly assume control of NB Management and Neuberger Berman (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). Upon completion of the Transaction, the Funds' management and sub-advisory agreements with NB Management and Neuberger Berman, respectively, will automatically terminate. To provide for continuity of management, the stockholders of each Fund are being asked to vote "FOR" the following proposals:

     1. To approve a new Management Agreement between each Fund and NB Management, to become effective upon completion of the Transaction;

     2. To approve a new Sub-Advisory Agreement with respect to each Fund, between NB Management and Neuberger Berman, to become effective upon completion of the Transaction; and

     3. To transact any other business as may properly come before the Meeting.

     As described in the Proxy Statement, each Management Agreement provides that, following the Transaction, NB Management will continue to provide investment advisory services to each Fund on the same terms and with the same compensation structure as is currently in effect. Likewise, each Sub-Advisory Agreement provides that, following the Transaction, Neuberger Berman will continue to provide sub-advisory services to each Fund on the same terms and with the same compensation structure as is currently in effect. Proposals 1 and 2 are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or more of the Funds at the close of business on August 15, 2003 ("Record Date"). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet.

     We will admit to the Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. If you plan to attend the Meeting, please contact us at 1-800-877-9700.

                   By order of the Board of Directors,



                   -----------------------------------
                   Claudia A. Brandon
                   Secretary
                   Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc.,
                   Neuberger Berman Intermediate Municipal Fund Inc.,
                   Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., and
                   Neuberger Berman Realty Income Fund Inc.


August __, 2003
New York, New York

--------------------------------------------------------------------------------


                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

          It is important that you vote even if your account was closed after the August 15, 2003 Record Date.

     Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposals described above.

     To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. If you own shares of more than one Fund, you must submit a separate proxy card for each Fund in which you own shares.

     As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the "control" number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of a Fund may be voted only in person or by written proxy. If we do not receive your completed proxy card(s) by __________, 2003, you may be contacted by our proxy solicitor.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.


--------------------------------------------------------------------------------

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the stockholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. Neuberger Berman Inc. ("Neuberger Inc."), the parent company of Neuberger Berman Management Inc. ("NB Management"), your Fund's investment advisor, and Neuberger Berman, LLC ("Neuberger Berman"), your Fund's sub-advisor, recently entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers has agreed to acquire Neuberger Inc. (the "Transaction"). Following the closing of the Transaction, NB Management and Neuberger Berman will each become an indirect wholly owned subsidiary of Lehman Brothers. Neuberger Inc. and Lehman Brothers expect the Transaction to close in Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003), subject to the satisfaction of certain conditions outlined in the Proxy Statement.

     As a result of the sale of Neuberger Inc. to Lehman Brothers, your Fund's management agreement with NB Management and the sub-advisory agreement between NB Management and Neuberger Berman will automatically terminate. Accordingly, we are asking stockholders of each Fund to approve new agreements. The Proxy Statement provides additional information about Lehman Brothers and the agreements. If stockholders approve the proposals, the effectiveness of each is contingent upon the closing of the Transaction, and each proposal will become effective only upon the closing of the Transaction. If the Transaction is not consummated, neither of the proposals will become effective.

     NB Management and Neuberger Berman have advised each Fund's Board of Directors that they do not anticipate any changes in the Funds' portfolio managers or their portfolio management teams in connection with the Transaction. However, there can be no assurance that any particular employee of NB Management or Neuberger Berman will choose to remain employed by NB Management or Neuberger Berman before or after the completion of the Transaction

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.   WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving these proxy materials because you own shares in one or more of the affected Funds and have the right to vote on these very important proposals concerning your investment.

Q.   WHY AM I BEING ASKED TO VOTE ON THE NEW AGREEMENTS?

A.   Completion  of the  Transaction  will  result in a change of  control of NB
     Management and Neuberger Berman, and as a result, will automatically terminate each Fund's Management Agreement and Sub-Advisory Agreement pursuant to the Investment Company Act of 1940, as amended. To ensure that the management of your Fund can continue without any interruption and so that NB Management and Neuberger Berman can continue to provide the Funds with services equal in scope to those currently being provided to the Funds, your approval of the new agreements is sought.

     For the Transaction to close, certain conditions must be satisfied or waived, including, among others, the approval of the new agreements by stockholders of funds that represented at least 75% of the assets held as of May 31, 2003 in all of the Funds and in all other registered investment companies sponsored by NB Management. The Board of Directors of your Fund has approved interim contracts in the event that the Transaction closes and stockholders of a particular Fund have not yet approved new agreements for that Fund. If new agreements for a Fund are not approved within 150 days of the date on which the Transaction closes, the Board of Directors will take such action as it deems to be in the best interests of that Fund and its stockholders.

Q.   HOW WILL THE TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The new agreements are identical in all material respects to the existing agreements. The management fee rates that the Funds pay for investment advisory services will be the same upon completion of the Transaction, and NB Management and Neuberger Berman have advised each Fund's Board of Directors that they do not anticipate any change in any of the Funds' portfolio managers or their portfolio management teams in connection with the completion of the Transaction.

Q.   WILL THE FUND'S NAME CHANGE?

A.   No. The name of your Fund will not change.

Q. WILL THE FEES PAYABLE UNDER THE NEW AGREEMENTS INCREASE AS A RESULT OF THE TRANSACTION?

A. No. The proposals to approve the new agreements do not seek any increase in fee rates. In addition, all contractual arrangements whereby NB Management has agreed to waive a percentage of the management fees of the Funds will continue upon completion of the Transaction.

Q.   HOW DO THE DIRECTORS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Directors of your Fund recommend that you vote FOR the proposals.

Q. WILL MY FUND PAY FOR THIS PROXY SOLICITATION OR FOR THE COSTS OF THE TRANSACTION?

A. No. The Funds will not bear these costs. NB Management is bearing any costs that would otherwise be borne by the Funds.

Q.   HOW DO I VOTE MY SHARES?

A.   For your  convenience,  there are several ways you can vote:

     BY MAIL: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope;

     BY TELEPHONE: Call the number printed on the enclosed proxy card;

     BY INTERNET: Access the website address printed on the enclosed proxy card;

     IN PERSON: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-877-9700.

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-877-9700 or call Georgeson Shareholder Communications Inc., our proxy solicitor, at 1-866-235-2033.

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.

           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.

                    NEUBERGER BERMAN REALTY INCOME FUND INC.


                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180
                                  800-877-9700

                              -----------------------

                                 PROXY STATEMENT

                              ------------------------

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2003

                                  INTRODUCTION

     These proxy materials, which include a Notice of Special Meeting of Stockholders, a Proxy Statement, and one or more proxy cards, are being sent to the stockholders of each of the above-named funds (each a "Fund") on behalf of the Funds' Boards of Directors ("Directors") in connection with a special meeting of stockholders of each Fund to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 on September 23, 2003, at 11:00 a.m. Eastern time and any adjournments thereof (each a "Meeting").

SOLICITATION OF PROXIES

     The Directors are soliciting votes from stockholders of each Fund with respect to each Proposal described in this Proxy Statement. The approximate mailing date of this Proxy Statement is August __, 2003. If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. Executed proxy cards that are unmarked will be voted to approve each Proposal. At the Meeting, stockholders of each Fund will be asked to:

     1.  Approve a new  Management  Agreement  between  each Fund and  Neuberger
     Berman  Management  Inc.  ("NB  Management"),   to  become  effective  upon
     completion of the Transaction described in this Proxy Statement; and

     2. Approve a new Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to each Fund to become effective upon completion of the Transaction described in this Proxy Statement.

     The Directors have set the close of business on August 15, 2003 as the record date ("Record Date"), and only stockholders of record on the Record Date will be entitled to vote on these Proposals at the Meeting. Additional information regarding outstanding shares, voting your proxy and attending the Meeting are included at the end of this Proxy Statement in the section entitled "Voting Information."

                                GENERAL OVERVIEW

THE TRANSACTION

     On July 21, 2003, Neuberger Berman Inc. ("Neuberger Inc.") entered into a definitive agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") and a wholly-owned subsidiary thereof ("Lehman Subsidiary") whereby Lehman Brothers has agreed to acquire Neuberger Inc. Pursuant to the terms and subject to the conditions set forth in the acquisition agreement, Neuberger Inc. will merge with and into Lehman Subsidiary with Lehman Subsidiary continuing as the surviving corporation and changing its name to, and continuing the business of, Neuberger Inc. (the "Transaction"). Neuberger Inc. is the parent company of NB Management and Neuberger Berman, which respectively serve as the investment advisor and sub-advisor to each Fund. As a result of the Transaction, NB Management and Neuberger Berman will each become an indirect wholly owned subsidiary of Lehman Brothers.

     The estimated total value of the Transaction is approximately $2.625 billion (based on the closing price of Lehman Brothers stock on July 21, 2003). Under the terms of the acquisition agreement, each stockholder of Neuberger Inc. would receive (based on the closing price of Lehman Brothers stock on July 21, 2003, and including $42 million in-the-money options and less $255 million in net excess cash as of June 30, 2003, and excluding $1.6 million unvested restricted shares in five employee compensation plans) an implied price of about $41.48 per share, consisting of $9.49 in cash and 0.496 shares of Lehman Brothers' common stock. The number of shares to be received by each stockholder of Neuberger Inc. may, however, be adjusted with such adjustment being a function of the average trading price of Lehman Brothers' common stock during a period shortly prior to closing.

     Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Neuberger Inc. obtaining the requisite approval of its stockholders; (2) the Funds obtaining approval to enter into new management and sub-advisory agreements, as set forth in this Proxy Statement, from the stockholders of funds that represented 75% of the assets held as of May 31, 2003 in all of the Funds and in all other registered investment companies sponsored by NB Management; (3) agreement by other specified categories of Neuberger Berman clients representing a certain percentage of the revenue attributable to the assets under management for such clients to continue their advisory relationships with Neuberger Berman following completion of the Transaction; and
(4) Neuberger Inc., Lehman Brothers and Lehman Subsidiary obtaining certain regulatory approvals. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions are satisfied or waived, the parties to the Transaction anticipate that the closing will take place during Lehman Brothers' fourth fiscal quarter (which ends November 30, 2003).

POST-TRANSACTION STRUCTURE AND OPERATIONS

     As described above, upon completion of the Transaction, Lehman Brothers through its ownership of Lehman Subsidiary, the entity into which Neuberger Inc. will merge, will indirectly control NB Management and Neuberger Berman. Operationally, Neuberger Inc. will become a part of Lehman Brothers' Client Services Segment's Wealth and Asset Management Division. NB Management and Neuberger Berman will continue to operate under their existing names.

     NB Management and Neuberger Berman do not anticipate any changes in the Funds' portfolio managers or their portfolio management teams in connection with the Transaction. Lehman Brothers has established a compensation pool to be used for the retention of key employees in an effort to ensure there will be no disruption in the quality of services provided to stockholders of the Funds and other clients in connection with the Transaction. However, there can be no assurance that any particular employee of NB Management or Neuberger Berman will choose to remain employed by NB Management or Neuberger Berman before or after the completion of the Transaction.

LEHMAN BROTHERS AND ITS AFFILIATES

     Lehman Brothers, a publicly traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers and its affiliates managed over $46.7 billion of client assets as of June 1, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

     Lehman Subsidiary is a wholly owned subsidiary of Lehman Brothers and upon consummation of the Transaction, will own all of the outstanding voting securities of NB Management and Neuberger Berman.

NEUBERGER INC. AND ITS AFFILIATES

     Neuberger Inc. is a publicly traded holding company that is owned ____% by the employees of Neuberger Berman and its affiliates and former principals of Neuberger Berman. Neuberger Inc. is the parent and 100% owner of both NB Management and Neuberger Berman. Subsidiaries of Neuberger Inc. include investment advisory companies that together have $63.7 billion in assets under management, as of June 30, 2003. For 64 years, Neuberger Inc. and its subsidiaries and predecessors have provided clients with a broad range of investment products, services and strategies for individuals, families, and taxable and non-taxable institutions. Neuberger Inc. engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments; and professional securities services.

     NB Management, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, is a wholly owned subsidiary of Neuberger Inc. As of the closing of the Transaction, NB Management will become an indirect wholly owned subsidiary of Lehman Brothers. NB Management is an SEC-registered investment advisor that provides investment advisory services to the Funds and to other registered investment companies, both open- and closed-end. It also provides asset allocation advice to individuals. NB Management is also an SEC-registered limited purpose broker-dealer that distributes shares of the Funds.

     Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, is a wholly owned subsidiary of Neuberger Inc. As of the closing of the Transaction, Neuberger Berman will become an indirect wholly owned subsidiary of Lehman Brothers. Neuberger Berman is an SEC-registered investment advisor that provides advisory services to the Funds and to other registered investment companies, as well as to high net worth individuals, unregistered investment companies, corporations, and institutional investors. Neuberger Berman is also an SEC-registered broker-dealer that provides professional securities services, including trade execution, securities lending and prime brokerage services.

     Exhibit A to this Proxy Statement provides information regarding the principal executive officers and directors of NB Management and Neuberger Berman.

ANTICIPATED BENEFITS OF THE TRANSACTION

     Neuberger Inc. anticipates that the Transaction and its combination with Lehman Brothers will benefit Neuberger Inc. and the Funds in a number of ways, including:

     o providing Neuberger Inc. with global capabilities in an increasingly global industry;
     o    expanding Neuberger Inc.'s product offerings;
     o    providing greater access to information resources;
     o enhancing retention of key employees by increasing opportunities for these employees of Neuberger Inc. and its affiliates including through the benefits of being part of a larger, financially stronger company; and
     o affiliating with Lehman Brothers, which has made the growth of its asset management operations a key component of its business plans, a commitment that is expected to assist NB Management and Neuberger Berman in continuing to expand their business, attract more assets to the Funds and maintain the high level of services they provide to the Funds.

NEW MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     NB Management serves as advisor to each Fund and Neuberger Berman serves as sub-advisor to each Fund. NB Management and Neuberger Berman will undergo a change of control as a result of the Transaction. This change of control is deemed to be an "assignment" of each Fund's existing Management Agreement and Sub-Advisory Agreement (together, "existing Agreements") under the Investment Company Act of 1940, as amended (the "1940 Act"). As required by the 1940 Act, each Fund's existing Management Agreement and Sub-Advisory Agreement provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Transaction. Accordingly, stockholders of each Fund are being asked to approve a new Management Agreement ("New Management Agreement") and a new Sub-Advisory Agreement ("New Sub-Advisory Agreement" and together, "New Agreements") that are identical in all material respects to the existing Agreements to allow NB Management and Neuberger Berman to continue to manage each Fund. For each Fund, the Proposal to approve a new Sub-Advisory Agreement is subject to the approval of the Proposal to approve a new Management Agreement. If the Transaction is not completed for any reason, the existing Agreements will remain in effect for each Fund.

     If the stockholders of a Fund do not approve the New Management Agreement and/or Sub-Advisory Agreement before the Transaction is completed, the Board has approved continuation of NB Management's advisory services and Neuberger Berman's sub-advisory services under interim Management and Sub-Advisory
Agreements (together, "interim Agreements") pending approval of the New Agreements by stockholders of such Fund. Compensation earned by NB Management and Neuberger Berman under the interim Agreements would be held in an interest bearing escrow account pending stockholder approval of the New Agreements. If stockholders approve the New Agreements within 150 days from the termination of the existing Agreements, the amount held in the escrow account, including interest, will be paid to NB Management and Neuberger Berman. If stockholders do not approve the New Agreements, NB Management and Neuberger Berman will be paid the lesser of the costs incurred performing their services under the interim Agreements or the total amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund's existing Agreements the Fund's stockholders still have not approved the New Agreements, the
Directors would either negotiate a new Management Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by the Directors or make other arrangements. In the event the Transaction is not consummated, NB Management and Neuberger Berman will continue to serve as advisor and sub-advisor, respectively, to each Fund pursuant to the terms of the existing Agreements.


              PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Stockholders of each Fund are being asked to approve a New Management Agreement between the Fund and NB Management. As described above, each Fund's existing Management Agreement will terminate upon consummation of the Transaction. Therefore, approval of the New Management Agreements is sought so that the management of each Fund can continue without interruption.

BOARD APPROVAL AND RECOMMENDATION

     The Directors who were present at an in-person meeting held on August 5, 2003, including a majority of the Directors who are not "interested persons" of the Fund or of NB Management (as defined in the 1940 Act) ("Independent Directors"), unanimously approved the New Management Agreement for each Fund and unanimously recommended that stockholders approve the New Management Agreements. A summary of the Directors' considerations is provided below in the section entitled "Evaluation by the Directors."

TERMS OF THE EXISTING AND NEW MANAGEMENT AGREEMENTS

     The form of the New Management Agreements is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. Appendix B-1 shows the date of each existing Management Agreement, the date when the existing Management Agreement was last approved by the Directors, and the date when the existing Management Agreement was last submitted to a vote of stockholders of each applicable Fund, including the purpose of such submission.

     The terms of each New Management Agreement are identical to those of the respective existing Management Agreement, except for the dates of execution and termination. The fee rates under each New Management Agreement are identical to the fee rates under the respective existing Management Agreement. In addition, all contractual fee waiver arrangements between any Fund and NB Management will be renewed and will continue upon completion of the Transaction. NB Management has advised the Boards of Directors that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of NB Management to fulfill its obligations to the Funds.

     The following discussion applies to both the existing Management Agreement and the New Management Agreement for each Fund (the "Management Agreements"):

     INVESTMENT MANAGEMENT SERVICES. NB Management serves as the investment advisor to each Fund pursuant to the Management Agreements with each Fund. In relation to providing investment advisory and portfolio management services, the Management Agreements provide that NB Management will (1) obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, (2) formulate a continuing program for the investment of each Fund's assets consistent with its investment objectives, policies and restrictions, and (3) determine from time to time securities to be purchased, sold, retained or lent by the Funds and implement those decisions, including the selection of entities through which such transactions are to be effected. The Management Agreements permit NB Management to effect securities transactions on behalf of the Funds through associated persons of NB Management, which will include Lehman Brothers after completion of the Transaction. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, subject to obtaining best execution. Exhibit C to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during the most recent fiscal year.

     EXPENSES. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Funds who are officers, directors, or employees of NB Management or Neuberger Berman. Each Fund bears the expenses of its operation including the costs associated with: custody, stockholder servicing, stockholder reports, pricing and portfolio valuation, communications, legal and accounting fees, Directors fees and expenses, stockholder meetings, bonding and insurance, brokerage commissions, taxes, trade association fees, nonrecurring and extraordinary expenses, organizational expenses and offering expenses for common stock, expenses of listing on a national securities exchange, offering expenses for any preferred stock, expenses incident to any dividend reinvestment plan and interest as may accrue on borrowings of the Funds.

     ADVISORY FEE. Each Fund pays NB Management an advisory fee based on the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). Exhibit D to this Proxy Statement sets forth the rate of compensation and aggregate amount of advisory fees paid by each Fund during the last fiscal year as well as the amount of administration fees paid to NB Management pursuant to an administration agreement with the Funds. The Directors of each Fund have voted to approve a new administration agreement, similar in all material respects to the current agreement described below, to take effect following the completion of the Transaction. If the Transaction is not completed for any reason, the current administration agreement will remain in effect for each Fund.

     Pursuant to an administration agreement with each Fund, NB Management provides certain stockholder-related services not furnished by the Funds' stockholder servicing agent or third party investment providers and assists in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of Fund shares for sale in various states, and furnishes other services necessary to the operation of the Funds.

     NB Management has also entered into contractual fee waiver arrangements with each Fund to waive a certain percentage of each such Fund's Managed Assets for a specified number of years. All contractual fee waiver arrangements between the Funds and NB Management will be renewed and will continue as currently in effect upon completion of the Transaction. Exhibit E to this Proxy Statement sets forth the current contractual fee waiver agreements.

     RETENTION OF SUB-ADVISOR. Subject to NB Management obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, NB Management may retain a sub-advisor, at NB Management's own cost and expense, to make investment recommendations and research information available to NB Management. However, retention of a sub-advisor in no way reduces the responsibilities of NB Management under the Management Agreements and NB Management is responsible to the Fund for all acts and omissions of the sub-advisor to the same extent that NB Management is responsible for its own acts and omissions. See "Limitation of Liability," below.

     SERVICES TO OTHER CLIENTS. The Management Agreements do not limit the freedom of NB Management or any of its affiliates to render investment management and administrative services to other investment companies, to act as investment advisor or investment counselor to other persons, firms or corporations, or to engage in other business activities. NB Management acts as investment advisor or sub-advisor to other registered investment companies with similar investment objectives and policies as certain of the Funds. Exhibit F to this Proxy Statement sets forth the name, asset size and advisory fees paid to NB Management by these other funds.

     LIMITATION OF LIABILITY. Neither NB Management nor any director, officer or employee of NB Management performing services pursuant to the Management Agreements shall be liable for any error of judgment or mistake of law or any loss unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Management Agreements.

     The Funds indemnify NB Management against any and all expenses incurred investigating or defending any claims for losses or liabilities not resulting from negligence, disregard of its obligations and duties under the Management Agreements or disabling conduct by NB Management. Indemnification will be made only after (1) a final decision on the merits by a court or other regulatory body that NB Management was not liable or (2) in absence of such a decision a reasonable determination based on a review of the facts that NB Management was not liable by (i) the vote of a majority of a quorum of Independent Directors of the Fund or (ii) an independent legal counsel in a written opinion.

     TERM OF AGREEMENT. Each existing Management Agreement provides that it will remain in effect until June 30, 2004. Each New Management Agreement will provide that it will remain in effect for an initial term of two years. Each Management Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Board of Directors, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

     AMENDMENT OR ASSIGNMENT. Any amendment must be in writing signed by the parties to the Agreement and is not effective unless authorized for each Fund
(i) by resolution of the Directors, including the vote or written consent of a majority of the Independent Directors, and (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The
Management Agreements provide that they will terminate automatically and immediately in the event of an assignment.

     TERMINATION. The Management Agreements may be terminated, without penalty, at any time by either party to the Agreement upon sixty days' prior written notice to the other party; provided that in the case of termination by any one Fund, the termination has been authorized (i) by resolution of the Directors, including the vote or written consent of a majority of the Independent Directors, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

DIFFERENCES BETWEEN THE EXISTING AND NEW MANAGEMENT AGREEMENTS

     The only terms of the New Management Agreements that will be different from the terms of the existing Management Agreements are the dates of execution and termination.

  THE DIRECTORS RECOMMEND THAT STOCKHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1.


              PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

     Stockholders of each Fund are being asked to approve a New Sub-Advisory Agreement with respect to their Fund between NB Management and Neuberger Berman.

As described above, each existing Sub-Advisory Agreement will automatically terminate upon consummation of the Transaction. Therefore, approval of the New Sub-Advisory Agreements is sought so that the management of each Fund can continue without interruption. If the Transaction is not completed for any reason, the existing Sub-Advisory Agreements will continue in effect.

BOARD APPROVAL AND RECOMMENDATION

     The Directors who were present at an in-person meeting held on August 5, 2003, including a majority of the Independent Directors, unanimously approved the New Sub-Advisory Agreement for each Fund and unanimously recommended that stockholders approve the New Sub-Advisory Agreement relating to that Fund. A summary of the Directors' considerations is provided below in the section entitled "Evaluation by the Directors."

TERMS OF THE EXISTING AND NEW SUB-ADVISORY AGREEMENTS

     The form of the New Sub-Advisory Agreements is attached as Exhibit G to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit G. Appendix G-1 shows the date of each existing Sub-Advisory Agreement, the date when the existing Sub-Advisory Agreement was last approved by the Directors with respect to each Fund, and the date when the existing Sub-Advisory Agreement was last submitted to a vote of stockholders of each Fund, including the purpose of such submission.

     The terms of each New Sub-Advisory Agreement are identical to those of the respective existing Sub-Advisory Agreement, except for the dates of execution and termination. The Funds do not pay any fees under either Sub-Advisory Agreement. All payments to Neuberger Berman pursuant to a Sub-Advisory Agreement with respect to any Fund are made by NB Management. However, the fee rates paid by NB Management under each New Sub-Advisory Agreement are identical to the fee rates under the respective existing Sub-Advisory Agreement. NB Management and Neuberger Berman have advised the Boards that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of Neuberger Berman to fulfill its obligations under the Sub-Advisory Agreements.

     The  following  discussion  applies  to  both  the  existing   Sub-Advisory
Agreement and the New Sub-Advisory Agreement for each Fund (the "Sub-Advisory Agreements"):

     SUB-ADVISORY SERVICES. On behalf of each Fund, NB Management retains Neuberger Berman to serve as the sub-advisor to each Fund. The Sub-Advisory Agreements provide that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Chief Investment Officer, who is also available for consultation with NB Management.

     SUB-ADVISORY FEE. The Sub-Advisory Agreements provide that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Exhibit H to this Proxy Statement sets forth the aggregate amount of sub-advisory fees paid by NB Management with respect to each Fund during its last fiscal year. Neuberger Berman also serves as sub-advisor for all of the other registered investment companies sponsored by NB Management. Exhibit I to this Proxy Statement sets forth the name, asset size and sub-advisory fees paid to Neuberger Berman by these other funds.

     LIMITATION OF LIABILITY. Neuberger Berman is not liable for any act or omission or any loss suffered by any Fund or any Fund's stockholders under the Agreements unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Sub-Advisory Agreements.

     TERM OF AGREEMENT. Each existing Sub-Advisory Agreement provides that it will remain in effect until June 30, 2004. Each New Sub-Advisory Agreement will provide that it will remain in effect for an initial term of two years. Each Sub-Advisory Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or by the Directors, and also by (ii) the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Directors.

     TERMINATION. The Sub-Advisory Agreements may be terminated, without penalty, at any time by the Fund, NB Management or Neuberger Berman upon sixty days' prior written notice to the other party; provided that in the case of termination by any Fund, the termination has been authorized (i) by resolution of the Directors, including the vote or written consent of a majority of the Independent Directors, or (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Furthermore, the Sub-Advisory Agreements also terminate automatically with respect to each Fund if they are assigned or if the Management Agreement terminates with respect to that Fund.

DIFFERENCES BETWEEN THE EXISTING AND NEW SUB-ADVISORY AGREEMENTS

     The only terms of the New Sub-Advisory Agreements that will be different from the terms of the existing Sub-Advisory Agreements are the dates of execution and termination.

 THE DIRECTORS RECOMMEND THAT STOCKHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2.


                           EVALUATION BY THE DIRECTORS

BOARD MEETINGS AND CONSIDERATIONS

     The Directors met telephonically on July 22, 2003, and in person on August 5, 2003. At the meeting on July 22, 2003, a committee of Independent Directors was formed to lead the Boards' due diligence effort ("Due Diligence Committee") regarding Lehman Brothers, the Transaction and the New Agreements. The Due Diligence Committee, with the assistance of counsel, prepared a due diligence request that was presented to Neuberger Inc. and Lehman Brothers. Along with the other Directors, the Due Diligence Committee reviewed the written response to the due diligence request. In addition, the Due Diligence Committee reviewed voluminous supplemental material and reported their findings to the Directors at the meeting on August 5, 2003. In evaluating the New Agreements, the Directors, including the Independent Directors, reviewed materials furnished by Neuberger Inc., NB Management, Neuberger Berman and Lehman Brothers and met with senior representatives of Neuberger Inc., NB Management, Neuberger Berman and Lehman Brothers regarding their personnel, operations and financial condition. The Directors also reviewed the terms of the Transaction and its possible effects on the Funds and their stockholders. Representatives of Neuberger Inc. and Lehman Brothers discussed with the Directors the anticipated effects of the Transaction and indicated their belief that as a consequence of the Transaction, the operations of the Fund and the capabilities of NB Management and Neuberger Berman to provide advisory and other services to the Fund would not be adversely affected and should be enhanced by the resources of Lehman Brothers, although there can be no assurance as to any particular benefits that may result. The Independent Directors were advised by independent legal counsel throughout this process.

     The Directors considered the following factors to be of primary importance to their recommendation: (1) that the terms of the New Agreements are identical in all material respects to those of the existing Agreements; (2) assurances by a representative of Lehman Brothers that NB Management and Neuberger Berman will maintain substantial operational autonomy and continuity of management following the Transaction; (3) the favorable history, reputation, qualification, and background of Neuberger Inc., NB Management, Neuberger Berman, and Lehman Brothers, as well as the qualifications of their personnel and their respective financial conditions; (4) the overall commitment of Lehman Brothers to retaining personnel currently employed by NB Management and Neuberger Berman who currently provide services to the Funds; (5) the fee and expense ratios of the Funds relative to comparable mutual funds; (6) that the fee and expense ratios of the Funds appear to the Board to be reasonable given the quality of services expected to be provided and the fees are identical to those paid by the Funds in the past; (7) the commitment of NB Management to maintain the Funds' current contractual fee waiver agreements to ensure Fund stockholders do not face an increase in expenses upon consummation of the Transaction; (8) the performance of the Funds relative to comparable mutual funds and unmanaged indices; (9) the commitment of Neuberger Inc. and its affiliates to pay the expenses of the Funds in connection with the Transaction including all expenses in connection with the solicitation of proxies so that stockholders of the Funds would not have to bear such expenses; (10) the possible benefits that may be realized by the Funds as a result of NB Management's and Neuberger Berman's combination with Lehman Brothers, including the resources of Lehman Brothers that would be available to each Fund; and (11) that the Transaction is expected to help ensure continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of NB Management and Neuberger Berman that could be adverse to the Funds' interests.

     Peter E. Sundman, Chairman of the Board and Chief Executive Officer and Director of each Fund, and Jack L. Rivkin, President and Director of each Fund, are each stockholders of Neuberger Inc. Mr. Sundman has entered into a voting agreement with Lehman Brothers requiring him to vote his shares of Neuberger Inc. in favor of the Transaction. It is expected that Mr. Sundman and Mr. Rivkin will receive approximately $________ and $________, respectively, for their pro rata portions of the aggregate consideration paid in the Transaction in exchange for their interests in Neuberger Inc. As a result of their direct and indirect interests in the Transaction, and in Neuberger Inc. and its affiliates, as well as in future employment arrangements with Lehman Brothers, each has a substantial interest in stockholder approval of the New Agreements. In considering the New Agreements, the Directors were aware of these interests.

     On April 28, 2003, Lehman Brothers Inc. ("LBI"), an affiliate of Lehman Brothers, without admitting or denying the allegations against it, consented to settle charges brought by the SEC that LBI had violated certain rules of the NASD, Inc. and the New York Stock Exchange, Inc. ("NYSE"). This settlement and settlements with nine other brokerage firms are part of the global settlement the firms have reached with the Commission, NASD, Inc., the NYSE, the New York Attorney General, and other state regulators. Once this settlement becomes effective, Lehman Brothers and its affiliates (which would include NB Management and Neuberger Berman following completion of the Transaction) would not be eligible to act as investments advisors, sub-advisors, or principal underwriters to registered investment companies, unless they obtain exemptive relief from the SEC. Lehman Brothers has applied for such relief. Although there can be no assurance that the necessary exemption will be obtained, Lehman Brothers has advised the Boards that it does not anticipate any difficulties in obtaining such relief, based on applicable precedents and the express understanding, set forth in the consent, that the staff of the SEC does not oppose the grant of such relief.

SECTION 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act permits an investment advisor of a registered investment company (or any affiliated persons of the investment advisor) to receive any amount or benefit in connection with a change in control of the investment advisor, provided that two conditions are satisfied.

     First, an "unfair burden" may not be imposed on the investment company as a result of the change in control, or any express or implied terms, conditions or understandings applicable to the change in control. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" of the advisor (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment advisor or its predecessor.

     The Directors have not been advised by Neuberger Inc. or Lehman Brothers of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on any Fund. Moreover, Lehman Brothers has agreed that for two years after the consummation of the Transaction, Lehman Brothers will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. At the present time, over 80% of the

Directors are classified as Independent Directors and expect to remain so classified following NB Management's and Neuberger Berman's combination with Lehman Brothers. Lehman Brothers has agreed to use its reasonable best efforts to ensure that at least 75% of the Directors are classified as Independent Directors during the three-year period after the completion of the Transaction.

     Based on their evaluation of the materials presented, the Directors who attended the August 5 board meeting, including a majority of the Independent Directors, unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of the Funds and their stockholders. The Directors believe that the New Agreements will enable each Fund to continue to enjoy the high quality investment management and sub-advisory services it has received in the past from NB Management and Neuberger Berman, at fee rates identical to the present rates, which the Independent Directors deem appropriate, reasonable and in the best interests of the Fund and its stockholders. The Directors unanimously voted to approve and to recommend to the stockholders of each Fund that they approve the New Agreements.


                               GENERAL INFORMATION

OWNERSHIP OF SHARES

     Information regarding the percent ownership of each person who as of July 31, 2003, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Exhibit J to this Proxy Statement.

     Since the beginning of each Fund's most recently completed fiscal year, no Director has purchased or sold securities exceeding 1% of the outstanding securities of any class of NB Management, Neuberger Berman, Neuberger Inc., Lehman Brothers or their subsidiaries.

PAYMENT OF SOLICITATION EXPENSES

     NB Management will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. NB Management has engaged Georgeson Shareholder Communications Inc. and Management Information Services, an ADP company, proxy solicitation firms, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $_______ plus expenses in connection with the solicitation of proxies.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

STOCKHOLDER PROPOSALS

     Any stockholder who is entitled to vote in the election of directors and who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended, may submit to the Directors proposals to be considered for submission to the stockholders of a Fund for their vote. The introduction of any stockholder proposal that the Board of Directors decides should be voted on by the stockholders of the Fund, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund, and received by the Secretary not less than (i) with respect to any proposal to be introduced at an annual meeting of stockholders, ninety days in advance of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting, and (ii) with respect to any proposal to be introduced at a special meeting of stockholders, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the proposal to be introduced; (b) the name and address of the stockholder who intends to make the proposal; (c) a representation that the stockholder is a holder of record or beneficial owner of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the proposal or proposals, specified in the notice; and (d) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting and as of the date of such notice. The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedure.

INVESTMENT ADVISOR, PRINCIPAL UNDERWRITER AND ADMINISTRATOR

     NB Management, 605 Third Avenue, New York, New York 10158, is the investment advisor and administrator to each Fund. The principal underwriters for each Fund are set forth in Exhibit K to this Proxy Statement.

REPORTS TO STOCKHOLDERS

     Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any stockholder upon request. Stockholders who want to obtain a copy of the Fund's reports should direct all written requests to the attention of the Fund, at the offices of NB Management, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or call toll-free 1-800-877-9700.

                               VOTING INFORMATION

VOTING RIGHTS

     Stockholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit L of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Stockholders of each Fund will vote on each Proposal as a single class regardless of the class of shares they own. Each Fund's stockholders will vote separately on each Proposal with respect to that Fund. If you are a stockholder of more than one Fund, you will be voting on each Proposal separately with respect to each Fund in which you hold shares.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR each Proposal. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the approval of the New Agreements for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to each Proposal, abstentions and broker non-votes have the same effect as a vote cast against the Proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE
Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted considering all shares of the Fund for which instructions are received.

QUORUM; ADJOURNMENT

     A quorum with respect to a Fund is constituted by one-third of the Fund's shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund's Meeting or a quorum is present but sufficient votes to approve either Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A stockholder vote may be taken on either or both of the Proposals in this Proxy Statement with respect to any Fund prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

VOTE REQUIRED

     Stockholders of each Fund must separately approve the New Management Agreement and the New Sub-Advisory Agreement for such Fund. Approval of each of Proposal 1 and 2 by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     If the stockholders of a Fund approve the New Management and Sub-Advisory Agreements for such Fund, their effectiveness is conditioned upon the completion of the Transaction, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the stockholders of Neuberger Inc. approve the Transaction. If the stockholders of Neuberger Inc. do not approve the Transaction, the existing Management and Sub-Advisory Agreements will remain in effect. If approved, these Proposals will not become effective until the closing of the Transaction.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.


                   By order of the Board of Directors,



                   -----------------------------------
                   Claudia A. Brandon
                   Secretary
                   Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Income Opportunity Fund Inc.,
                   Neuberger Berman Intermediate Municipal Fund Inc.,
                   Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Income Fund Inc., and
                   Neuberger Berman Realty Income Fund Inc.



August __, 2003
New York, New York

                                    EXHIBIT A

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                       NB MANAGEMENT AND NEUBERGER BERMAN


         The address of each principal executive officer and director of NB Management and Neuberger Berman, listed below is 605 Third Avenue, New York, New York 10158.

NAME                       PRINCIPAL OCCUPATION
----                       --------------------

Claudia A. Brandon         Secretary of each Fund; Vice President - Mutual Funds
                           Board Relations, NB Management

Robert Conti               Vice President of each Fund; Senior Vice President,
                           Neuberger Berman and NB Management

Brian Gaffney              Vice President of each Fund; Managing Director,
                           Neuberger Berman; Senior Vice President, NB
                           Management

Kevin Handwerker           Senior Vice President, Secretary and General Counsel,
                           Neuberger Inc. and Neuberger Berman

Jeffrey B. Lane            President, Chief Executive Officer and Director,
                           Neuberger Inc.; President, Chief Executive Officer,
                           Neuberger Berman; Director, NB Management

Robert Matza               Executive Vice President, Chief Operating Officer and
                           Director, Neuberger Inc.; Executive Vice President,
                           Chief Operating Officer, Neuberger Berman; Director,
                           NB Management

Jack L. Rivkin             President and Director of each Fund; Executive Vice
                           President and Chief Investment Officer, Neuberger
                           Inc.; Executive Vice President, Chief Investment
                           Officer and Head of Research and Research Sales
                           Departments, Neuberger Berman; Chairman and Director,
                           NB Management

Marvin C. Schwartz         Vice Chairman of the Board of Neuberger Inc.;
                           Managing Director, Neuberger Berman; Director NB
                           Management

Frederic B. Soule          Vice President of each Fund; Senior Vice President,
                           Neuberger Berman and NB Management

Matthew S. Stadler         Senior Vice President and Chief Financial Officer,
                           Neuberger Inc., Neuberger Berman and NB Management

Heidi L. Steiger           Executive Vice President, Neuberger Inc.; Executive
                           Vice President and Head of Private Asset Management business, Neuberger Berman; Director, NB Management

Peter E. Sundman           Chairman of the Board, Chief Executive Officer and
                           Director of each Fund; Executive Vice President,
                           Neuberger Inc.; Executive Vice President and Head of
                           Mutual Funds and Institutional business, Neuberger
                           Berman; President and Director, NB Management

                                                                       EXHIBIT B

                        FORM OF NEW MANAGEMENT AGREEMENT


         This Agreement is made as of ________________, between ________________
____________________________, a Maryland corporation ("Fund"), and Neuberger Berman Management Inc., a New York corporation ("Manager").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an closed-end, non-diversified management investment company; and

         WHEREAS, Fund desires to retain the Manager as investment adviser to furnish the investment advisory and portfolio management services described herein and the Manager is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.  SERVICES OF THE MANAGER.

         1.1 INVESTMENT MANAGEMENT SERVICES. The Manager shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Manager will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Manager with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

             The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a-2(T)(a)(iv).

             The Manager shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions of the Fund adopted by the directors of Fund ("Directors"), and subject to such further limitations as the Fund may from time to time impose by written notice to the Manager.

         1.2 The Manager can use any of the officers and employees of Neuberger Berman, LLC to provide any of the non-investment advisory services described herein, and can subcontract to third parties, provided the Manager remains as fully responsible to the Fund under this contract as if the Manager had provided services directly.

         2.  EXPENSES OF THE FUND.

         2.1 EXPENSES TO BE PAID BY THE MANAGER. The Manager shall pay all salaries, expenses and fees of the officers, directors and employees of the Fund who are officers, directors or employees of the Manager.

             In the event that the Manager pays or assumes any expenses of the Fund not required to be paid or assumed by the Manager under this Agreement, the Manager shall not be obligated hereby to pay or assume the same or any similar expense in the future; PROVIDED, that nothing herein contained shall be deemed to relieve the Manager of any obligation to the Fund under any separate agreement or arrangement between the parties.

         2.2 EXPENSES TO BE PAID BY THE FUND. The Fund shall bear the expenses of its operation, except those specifically allocated to the Manager under this Agreement or under any separate agreement between the Fund and the Manager. Subject to any separate agreement or arrangement between the Fund and the Manager, the expenses hereby allocated to the Fund, and not to the Manager, include, but are not limited to:

         2.2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

         2.2.2 STOCKHOLDER SERVICING. All expenses of maintaining and servicing Stockholder accounts, including but not limited to the charges of any Stockholder servicing agent, dividend disbursing agent or other agent engaged by the Fund to service Stockholder accounts.

         2.2.3 STOCKHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to Stockholders of the Fund.

         2.2.4 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

         2.2.5 COMMUNICATIONS. All charges for equipment or services used for communications between the Manager or the Fund and any custodian, Stockholder servicing agent, portfolio accounting services agent, dividend disbursing agent, dividend reinvestment plan agent or other agent engaged by the Fund.

         2.2.6 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Fund's legal counsel and independent auditors.

         2.2.7 DIRECTORS' FEES AND EXPENSES. All compensation of Directors other than those affiliated with the Manager, all expenses incurred in connection with such unaffiliated Directors' services as Directors, and all other expenses of meetings of the Directors or committees thereof.

         2.2.8 STOCKHOLDER MEETINGS. All expenses incidental to holding meetings of Stockholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

         2.2.9 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Directors, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Directors.

         2.2.10 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

         2.2.11 TAXES. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

         2.2.12 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization.

         2.2.13 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to Fund's officers, Directors and agents.

         2.2.14 ORGANIZATIONAL EXPENSES AND OFFERING EXPENSES FOR COMMON STOCK. Any and all organizational expenses of the Fund and any and all offering expenses for shares of the Fund's common stock paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

         2.2.15 EXPENSES OF LISTING ON A NATIONAL SECURITIES EXCHANGE. Any and all expenses of listing and maintaining the listing of shares of the Fund's common stock on any national securities exchange.

         2.2.16 OFFERING EXPENSES FOR ANY PREFERRED STOCK. Any and all offering expenses (including rating agency fees) for any preferred stock of the Fund paid by the Manager shall be reimbursed by the Fund if and at such time or times agreed by the Fund and the Manager.

         2.2.17 DIVIDEND REINVESTMENT PLAN. Any and all expenses incident to any dividend reinvestment plan.

         2.2.18 INTEREST. Such interest as may accrue on borrowings of the Fund.

         3.  ADVISORY FEE.

         3.1 FEE. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Manager under this Agreement, the Fund shall pay the Manager an annual fee equal to 0.60% of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

         3.2 COMPUTATION AND PAYMENT OF FEE. The advisory fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accruals shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the annual advisory fee rate, and multiplying this product by the Managed Assets of the Fund, determined in the manner established by the Directors, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

         4.  OWNERSHIP OF RECORDS.

             All records required to be maintained and preserved by the Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31 (a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and shall be surrendered by the Manager promptly on request by the Fund; provided, that the Manager may at its own expense make and retain copies of any such records.

         5.  REPORTS TO MANAGER.

             The Fund shall furnish or otherwise make available to the Manager such copies of the Fund's financial statements, proxy statements, reports, and other information relating to its business and affairs as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         6.  REPORTS TO THE FUND.

             The Manager shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

         7.  RETENTION OF SUB-ADVISER.

         Subject to the Fund obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Manager may retain a sub-adviser, at the Manager's own cost and expense, for the purpose of making investment recommendations and research information available to the Manager. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Manager under this Agreement and the Manager shall be responsible to Fund for all acts or omissions of the sub-adviser in connection with the performance of the Manager's duties hereunder.

         8.  SERVICES TO OTHER CLIENTS.

         Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

         9.  LIMITATION OF LIABILITY OF MANAGER AND ITS PERSONNEL.

         9.1 Neither the Manager nor any director, officer or employee of the Manager performing services for the Fund at the direction or request of the Manager in connection with the Manager's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided, that nothing herein contained shall be construed (i) to protect the Manager against any liability to the Fund or its Stockholders to which the Manager would otherwise be subject by reason of the Manager's misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of the Manager who is or was a Director or officer of the Fund against any liability to the Fund or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Fund.

         9.2 The Fund will indemnify the Manager against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 9.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Manager will ultimately be found to be entitled to indemnification hereunder.

         10. EFFECT OF AGREEMENT.

         Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Articles of Incorporation or By-Laws of the Fund, any actions of the Directors binding upon the Fund, or any applicable law, regulation or order to which the Fund is subject or by which it is bound, or to relieve or deprive the Directors of their responsibility for and control of the conduct of the business and affairs of the Fund.

         11. TERM OF AGREEMENT.

         The term of this Agreement shall begin on the date first above written and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through June 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, provided, such continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Directors, provided, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto; and provided further that the Manager shall not have notified the Fund in writing at least sixty (60) days prior to the first expiration date hereof or at least sixty (60) days prior to any expiration date hereof of any year thereafter that it does not desire such continuation. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

         12. AMENDMENT OR ASSIGNMENT OF AGREEMENT.

         Any amendment to this Agreement shall be in writing signed by the parties hereto; provided, that no such amendment shall be effective unless authorized on behalf of the Fund (i) by resolution of the Directors, including the vote or written consent of a majority of the Directors who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment.

         13. TERMINATION OF AGREEMENT.

         This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Directors, including the vote or written consent of a majority of Directors who are not parties to this Agreement or interested persons' of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Fund.

         14. NAME OF THE FUND.

         The Fund hereby agrees that if the Manager shall at any time for any reason cease to serve as investment adviser to the Fund, the Fund shall, if and when requested by the Manager, eliminate from the Fund's name the name "Neuberger Berman" and thereafter refrain from using the name "Neuberger Berman" or the initials "NB" in connection with its business or activities, and the foregoing agreement of the Fund shall survive any termination of this Agreement and any extension or renewal thereof.

         15. INTERPRETATION AND DEFINITION OF TERMS.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         16. CHOICE OF LAW

         This Agreement is made and to be principally performed in the State of New York and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

         17. CAPTIONS.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         18. EXECUTION IN COUNTERPARTS.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.




                                           [FUND]


                                           By:
                                              ----------------------------------


                                           Title:
                                                 -------------------------------



                                           NEUBERGER BERMAN MANAGEMENT INC.


                                           By:
                                              ----------------------------------


                                           Title:
                                                 -------------------------------


Date ___________________

                                                      APPENDIX B-1

----------------------------------------------------------------------------------------------------------------------
                                                                           DATE OF        DIRECTOR     STOCKHOLDER
FUND                                                                       AGREEMENT      APPROVAL     APPROVAL
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.                              6/24/2003      __/__/2003   __/__/2003(1)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.               9/24/2002      __/__/2002   __/__/2002(1)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund Inc.                          9/24/2002      __/__/2002   __/__/2002(1)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal Fund Inc.                 9/24/2002      __/__/2002   __/__/2002(1)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.                                     4/24/2003      __/__/2003   __/__/2003(1)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.                                   11/25/2002     __/__/2002   __/__/2002(1)
----------------------------------------------------------------------------------------------------------------------

(1) Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management, the sole shareholder.




                                                         EXHIBIT C

                                          COMMISSIONS PAID TO AFFILIATED BROKERS

                                         (For fiscal year ended October 31, 2002)

----------------------------------------------------------------------------------------------------------------------
FUND                                                          AFFILIATED BROKER      COMMISSIONS    % OF TOTAL
                                                                                     PAID           COMMISSIONS PAID
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.                 Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.  Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund Inc.             Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal Fund Inc.    Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.                        Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.                      Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman Manhattan Fund                               Neuberger Berman
                                                              --------------------------------------------------------
                                                              Lehman Brothers
----------------------------------------------------------------------------------------------------------------------


                                             EXHIBIT D-1

                         RATE OF COMPENSATION UNDER THE MANAGEMENT AGREEMENT


----------------------------------------------------------------------------------------------------
FUND                                                                        RATE OF COMPENSATION
                                                                            BASED ON EACH FUND'S
                                                                            MANAGED ASSETS
----------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.                               0.60%
Neuberger Berman Real Estate Fund Inc.
Neuberger Berman Realty Income Fund Inc.
----------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.                0.25%
Neuberger Berman Intermediate Municipal Fund Inc
Neuberger Berman Intermediate New York Municipal Fund Inc.
----------------------------------------------------------------------------------------------------



                                             EXHIBIT D-2

                                     FEES PAID TO NB MANAGEMENT
                    (Pursuant to Management and Administration Agreements between each Fund and NB Management)

-----------------------------------------------------------------------------------------------------
FUND                                                               MANAGEMENT       ADMINISTRATION
                                                                   FEE              FEE
-----------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.
-----------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.
-----------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund Inc.
-----------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal Fund Inc.
-----------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.
-----------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.
-----------------------------------------------------------------------------------------------------


                                                                                                                        EXHIBIT E


                                                   CURRENT CONTRACTUAL FEE WAIVERS

                     PERCENTAGE WAIVED (ANNUAL RATE AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES-
                                           ASSUMING NO LEVERAGE IS ISSUED OR OUTSTANDING)

------------------------------------------------------------------------------------------------------------------------------------
      Fiscal Period         Intermediate      California        New York       Real Estate           Realty               Income
    Ending October 31,        Municipal      Intermediate     Intermediate       Income              Income            Opportunity
------------------------------------------------------------------------------------------------------------------------------------
           2002                 0.25%            0.25%            0.25%             -                   -                   -
           2003                 0.25%            0.25%            0.25%           0.40%               0.25%               0.25%
           2004                 0.25%            0.25%            0.25%           0.40%               0.25%               0.25%
           2005                 0.25%            0.25%            0.25%           0.40%               0.25%               0.25%
           2006                 0.25%            0.25%            0.25%           0.40%               0.25%               0.25%
           2007                 0.25%            0.25%            0.25%           0.40%               0.25%               0.25%
           2008                 0.20%            0.20%            0.20%           0.32%               0.20%               0.25%
           2009                 0.15%            0.15%            0.15%           0.24%               0.15%               0.19%
           2010                 0.10%            0.10%            0.10%           0.16%               0.10%               0.13%
           2011                 0.05%            0.05%            0.05%           0.08%               0.05%               0.07%
------------------------------------------------------------------------------------------------------------------------------------


              PERCENTAGE WAIVED (ANNUAL RATE AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES- ASSUMING THE
                                                    ISSUANCE OF PREFERRED SHARES)
------------------------------------------------------------------------------------------------------------------------------------
      Fiscal Period         Intermediate      California        New York       Real Estate           Realty               Income
    Ending October 31,        Municipal      Intermediate     Intermediate       Income              Income            Opportunity
------------------------------------------------------------------------------------------------------------------------------------
           2002                 0.40%            0.40%            0.40%             -                   -                   -
           2003                 0.40%            0.40%            0.40%           0.61%               0.37%               0.37%
           2004                 0.40%            0.40%            0.40%           0.61%               0.37%               0.37%
           2005                 0.40%            0.40%            0.40%           0.61%               0.37%               0.37%
           2006                 0.40%            0.40%            0.40%           0.61%               0.37%               0.37%
           2007                 0.40%            0.40%            0.40%           0.61%               0.37%               0.37%
           2008                 0.32%            0.32%            0.32%           0.49%               0.30%               0.37%
           2009                 0.24%            0.24%            0.24%           0.37%               0.22%               0.28%
           2010                 0.16%            0.16%            0.16%           0.25%               0.15%               0.19%
           2011                 0.08%            0.08%            0.08%           0.12%               0.07%               0.10%
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT F

                     NAME, ASSET SIZE AND ADVISORY FEES PAID
                     TO NB MANAGEMENT BY OTHER SIMILAR FUNDS

                                                                       EXHIBIT G

                       FORM OF NEW SUB-ADVISORY AGREEMENT

                        NEUBERGER BERMAN MANAGEMENT INC.
                                605 Third Avenue
                          New York, New York 10158-0006



Neuberger Berman, LLC
605 Third Avenue
New York, New York 10158-3698


Dear Sirs:

         We have entered into a Management Agreement with ______________________ ____________________________ ("Fund") pursuant to which we are to act as investment adviser to the Fund. We hereby agree with you as follows:

     1. You agree for the duration of this Agreement to furnish us with such investment recommendations and research information, of the same type as that which you from time to time provide to your employees for use in managing client accounts, all as we shall reasonably request. In the absence of willful misfeasance, bad faith or gross negligence in the performance of your duties, or of the reckless disregard of your duties and obligations hereunder, you shall not be subject to liability for any act or omission or any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates.

     2. In consideration of your agreements set forth in paragraph 1 above, we agree to pay you on the basis of direct and indirect costs to you of performing such agreements. Indirect costs shall be allocated on a basis mutually satisfactory to you and to us.

     3. As used in this Agreement, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a)(4) and 2(a)(42), respectively, of the Investment Company Act of 1940, as amended.

         This Agreement shall terminate automatically in the event of its assignment, or upon termination of the Management Agreement between the Fund and the undersigned.

         This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Directors of the Fund or by vote of a majority of the outstanding securities of the Fund or by the undersigned on not less than sixty days' written notice addressed to you at your principal place of business; and
(b) by you, without the payment of any penalty, on not less than thirty nor more than sixty days' written notice addressed to the Fund and the undersigned at the Fund's principal place of business.

         This Agreement shall remain in full force and effect until June 30, 2004 (unless sooner terminated as provided above) and from year to year thereafter only so long as its continuance is approved in the manner required by the Investment Company Act of 1940, as from time to time amended.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.


                                Very truly yours,

                                NEUBERGER BERMAN MANAGEMENT INC.


                                By:
                                   ---------------------------------------



                                The foregoing is hereby
                                accepted as of the date
                                first above written.

                                NEUBERGER BERMAN, LLC


                                By:
                                   ---------------------------------------





                                                                                                APPENDIX G-1

-------------------------------------------------------------------------------------------------------------------
                                                                         DATE OF       DIRECTOR     STOCKHOLDER
FUND                                                                     AGREEMENT     APPROVAL     APPROVAL
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.                            6/24/2003     __/__/2003   __/__/2003(1)
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.             9/24/2002     __/__/2002   __/__/2002(1)
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund Inc.                        9/24/2002     __/__/2002   __/__/2002(1)
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal Fund Inc.               9/24/2002     __/__/2002   __/__/2002(1)
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.                                   4/24/2003     __/__/2003   __/__/2003(1)
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.                                 11/25/2002    __/__/2002   __/__/2002(1)
-------------------------------------------------------------------------------------------------------------------

(1) Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management, the sole shareholder.


                                                                       EXHIBIT H

                          FEES PAID TO NEUBERGER BERMAN
         (Pursuant to Sub-Advisory Agreement with respect to each Fund between NB Management and Neuberger Berman)

--------------------------------------------------------------------------------
FUND                                                           SUB-ADVISORY FEES
--------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Intermediate California Municipal Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.
--------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.
--------------------------------------------------------------------------------

                                                                       EXHIBIT I


                     NAME, ASSET SIZE AND ADVISORY FEES PAID
                   TO NEUBERGER BERMAN BY OTHER SIMILAR FUNDS

                                                                       EXHIBIT J


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 31, 2003, the following are all of the beneficial and record owners of more than five percent of each class of each Fund known to the Fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

FUND AND CLASS       NAME AND ADDRESS                    PERCENTAGE OF
                                                         CLASS OWNED

                                                                                             EXHIBIT K


                                            PRINCIPAL UNDERWRITERS


-------------------------------------------------------------------------------------------------------------
FUND                                 PRINCIPAL UNDERWRITERS
-------------------------------------------------------------------------------------------------------------
Neuberger Berman California          Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World
Intermediate Municipal Fund Inc.     Financial Center, North Tower, 250 Vesey Street, New York NY 10080;
                                     A.G. Edwards & Sons, Inc., One North Jefferson Ave., St. Louis, MO
                                     63103; Quick & Reilly, Inc., 26 Broadway, New York, NY 10004; Wells
                                     Fargo Van Kasper, LLC, 420 Montgomery Street, San Francisco, CA 94104;
                                     Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Ave., Milwaukee,
                                     WI 53202; Crowell, Weedon & Co., 624 South Grand Ave., Los Angeles, CA
                                     90017; H&R Block Financial Advisors, Inc., 751 Griswold Street,
                                     Detroit, MI 48226.
-------------------------------------------------------------------------------------------------------------
Neuberger Berman Income              Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York
Opportunity Fund Inc.                10013; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World
                                     Financial Center, New York, New York 10080; Advest, Inc., 90 State
                                     House Square, Hartford, Connecticut 06103; Janney Montgomery Scott LLC,
                                     1801 Market Street, Philadelphia, Pennsylvania 19103; Legg Mason Wood
                                     Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202;
                                     Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St.
                                     Louis, Missouri 63102.
-------------------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate        Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial
Municipal Fund Inc.                  Center, North Tower, 250 Vesey Street, New York NY 10080; A.G. Edwards
                                     & Sons, Inc., One North Jefferson Ave., St. Louis, MO 63103; Legg Mason
                                     Wood Walker, Incorporated, 100 Light Street, Baltimore, MD 21202; Quick
                                     & Reilly, Inc., 26 Broadway, New York, NY 10004; RBC Dain Rauscher
                                     Inc., One Liberty Plaza, New York, NY 10006; Wells Fargo Van Kasper
                                     LLC, 420 Montgomery Street, San Francisco, CA 94104; Advest, Inc., 90
                                     State House Square, Hartford, CT 06103; Robert W. Baird & Co.
                                     Incorporated, 777 E. Wisconsin Ave., Milwaukee, WI 53202; H&R Block
                                     Financial Advisors, Inc., 751 Griswold Street, Detroit, MI 48226;
                                     Fahnestock & Co. Inc., 125 Broad Street, New York, NY 10004; Ferris,
                                     Baker Watts, Incorporated, 1700 Pennsylvania Ave., N.W., Washington,
                                     D.C. 20006; Janney Montgomery Scott LLC, 1801 Market Street,
                                     Philadelphia, PA 19103; J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard
                                     Lyons Center, Louisville, KY 40202-2517; McDonald Investments Inc., a
                                     KeyCorp Company, 800 Superior Ave., Cleveland, OH 44114; Morgan Keegan
                                     & Company, Inc., 50 Front Street, Morgan Keegan Tower, Memphis, TN
                                     38103.
-------------------------------------------------------------------------------------------------------------


                                                     K-1


-------------------------------------------------------------------------------------------------------------
Neuberger Berman New York            Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial
Intermediate Municipal Fund Inc.     Center, North Tower, 250 Vesey Street, New York NY 10080; A.G. Edwards
                                     & Sons, Inc., One North Jefferson Ave., St. Louis, MO 63103; Quick &
                                     Reilly, Inc., 26 Broadway, New York, NY 10004; Wells Fargo Van Kasper,
                                     LLC, 420 Montgomery Street, San Francisco, CA 94104; Robert W. Baird &
                                     Co. Incorporated, 777 E. Wisconsin Ave., Milwaukee, WI 53202; Crowell,
                                     Weedon & Co., 624 South Grand Ave., Los Angeles, CA 90017; H&R Block
                                     Financial Advisors, Inc., 751 Griswold Street, Detroit, MI 48226.
-------------------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate         A.G. Edwards & Sons, Inc., One North Jefferson Ave., St. Louis, MO
Income Fund Inc.                     63103; Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Ave.,
                                     Milwaukee, WI 53202; BB&T Capital Markets, 200 South College Street,
                                     Charlotte, NC 28202; CIBC World Markets Corp., 425 Lexington Avenue,
                                     New York, NY 10017; Ferris, Baker Watts, Incorporated, 1700
                                     Pennsylvania Ave., N.W., Washington, D.C. 20006; Fidelity Capital
                                     Markets, 82 Devonshire Street, Boston, MA 02109; J.J.B. Hilliard, W.L.
                                     Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202-2517; Janney
                                     Montgomery Scott LLC, 1801 Market Street, Philadelphia, PA 19103; Legg
                                     Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, MD 21202;
                                     McDonald Investments Inc., 800 Superior Ave., Cleveland, OH 44114;
                                     Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg,
                                     FL 33716; Stifel, Nicolaus & Company, Incorporated, 501 North Broadway,
                                     St. Louis, MO 63102; U.S. Bancorp Piper Jaffray Inc., 800 Nicollet
                                     Mall, Minneapolis, MN 55402; Wells Fargo Securities, LLC, 600
                                     California Street, Suite 1700, San Francisco, CA 94108.
-------------------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income       A.G. Edwards & Sons, Inc., One North Jefferson Ave., St. Louis, MO
Fund Inc.                            63103; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World
                                     Financial Center, New York, NY 10080; Robert W. Baird & Co.
                                     Incorporated, 777 E. Wisconsin Ave., Milwaukee, WI 53202; BB&T Capital
                                     Markets, 200 South College Street, Charlotte, NC 28202; Ferris, Baker
                                     Watts, Incorporated, 1700 Pennsylvania Ave., N.W., Washington, D.C.
                                     20006; J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center,
                                     Louisville, KY 40202-2517; Janney Montgomery Scott LLC, 1801 Market
                                     Street, Philadelphia, PA 19103; Legg Mason Wood Walker, Incorporated,
                                     100 Light Street, Baltimore, MD 21202; McDonald Investments Inc., 800
                                     Superior Ave., Cleveland, OH 44114; Raymond James & Associates, Inc.,
                                     880 Carillon Parkway, St. Petersburg, FL 33716; RBC Dain Rauscher Inc.,
                                     60 South Sixth Street, Minneapolis, MN 55402; Stifel, Nicolaus &
                                     Company, Incorporated, 501 North Broadway, St. Louis, MO 63102; U.S.
                                     Bancorp Piper Jaffray Inc., 800 Nicollet Mall, Minneapolis, MN 55402.
-------------------------------------------------------------------------------------------------------------



                                                                       EXHIBIT L

                          NUMBER OF SHARES OUTSTANDING
                           FOR EACH CLASS OF EACH FUND
                              AS OF THE RECORD DATE



--------------------------------------------------------------------------------------------------
FUND                                                     CLASS            SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------
Neuberger Berman Income Opportunity Fund Inc.            Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate California
Municipal Fund Inc.                                      Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate Municipal
Fund Inc.                                                Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------
Neuberger Berman Intermediate New York Municipal
Fund Inc.                                                Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------
Neuberger Berman Real Estate Fund Inc.                   Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.                 Common
                                                         -----------------------------------------
                                                         Preferred
--------------------------------------------------------------------------------------------------


------------------------------------------EZVOTE CONSOLIDATED PROXY CARD--------

NEUBERGER BERMAN FUNDS               THE TOP  HALF OF THIS  FORM IS YOUR  EZVOTE
                                     CONSOLIDATED PROXY. IT REFLECTS ALL OF YOUR
                                     ACCOUNTS  REGISTERED  TO  THE  SAME  SOCIAL
                                     SECURITY   OR  TAX  I.D.   NUMBER  AT  THIS
                                     ADDRESS.   BY  VOTING   AND   SIGNING   THE
                                     CONSOLIDATED PROXY CARD, YOU ARE VOTING ALL
                                     OF THESE  ACCOUNTS  IN THE SAME  MANNER  AS
                                     INDICATED ON THE REVERSE SIDE OF THE FORM.

-----------------------------------  -------------------------------------------
MASTER CONTROL NUMBER:                  TO  VOTE  BY  TELEPHONE  OR  INTERNET,
 XXX XXX XXX XXX XX                             SEE INSTRUCTIONS BELOW.
-----------------------------------  -------------------------------------------
        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 23, 2003

The undersigned appoints as proxies Robert Conti, Frederic Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares in Neuberger Berman Funds ("Neuberger Fund") at the Special Meeting of Stockholders to be held on September 23, 2003 at 11:00 a.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any ajournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                  Date ______________________

                                    Signature (owner, trustee, custodian, etc.)
                                    (PLEASE SIGN IN BOX)

                                    -------------------------------------------

                                    -------------------------------------------
                                    Please sign exactly as name appears hereon.
                                    If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                                                                           NB-EZ
__________   DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.   ____________


   FAST, CONVENIENT VOTING OPTIONS!    TO VOTE EACH OF YOUR ACCOUNTS SEPARATELY

o VOTE BY TELEPHONE. Call our On the reverse side of this form (and on toll-free dedicated voting accompanying pages, if necessary) you will number 1-800-690-6903. The find individual ballots, one for each of voting site is open 24 hours a your accounts. If you would wish to vote day, 7 days a week. Enter your each of these accounts separately, sign in MASTER CONTROL NUMBER shown the signature box below, mark each above and follow the recorded individual ballot to indicate your vote, instructions. You may vote all detach the form at the perforation above accounts at once or each account and return the individual ballots portion separately. Your vote will be only.
   confirmed  at  the  end  of  the
   call.

o  VOTE ON THE INTERNET.  Log on to  NOTE: IF YOU ELECT TO VOTE  EACH ACCOUNT
   our  Internet  voting web site -           SEPARATELY, DO NOT RETURN THE
   www.proxyweb.com  and enter your           CONSOLIDATED PROXY CARD ABOVE.
   MASTER  CONTROL  NUMBER.  Follow
   the on-screen instructions.  You     SIGN AND DATE BELOW IF YOU ARE VOTING
   may vote all  accounts  at once             EACH ACCOUNT SEPARATELY.
   or each account separately.  You
   may     request     an    e-mail
   confirmation of your vote.

NOTE:  IF YOU  VOTE BY  PHONE OR ON
        THE INTERNET, PLEASE DO
         NOT RETURN YOUR PROXY
              CARD ABOVE.
                                                  Date ______________________


                                    Signature (owner, trustee, custodian, etc.)
                                    (PLEASE SIGN IN BOX)

                                    -------------------------------------------

                                    -------------------------------------------
                                    Please sign exactly as name appears hereon.
                                    If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                                                                          NB-IND

----------------------------------------- EZVOTE CONSOLIDATED PROXY CARD -------




           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
      IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]



                                                         FOR   AGAINST   ABSTAIN

1.  To approve a new Management  Agreement between       [ ]     [ ]       [ ]
    the  Fund and NB Management.



2.  To approve a new  Sub-Advisory  Agreement with       [ ]     [ ]       [ ]
    respect to the Fund,  between  NB
    Management and Neuberger Berman.





              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                NB-CEF-EZ

__________   DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW.  ____________


                                                         INDIVIDUAL BALLOTS
                                     NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE
                                                    THE INDIVIDUAL BALLOTS BELOW.

----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. STOCKHOLDER                                          JOHN Q. STOCKHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USE 12345                      CONTROL NUMBER        ANYTOWN USE 12345                        CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                             XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE


1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Fund and    [ ]    [ ]      [ ]        Agreement between the Fund        [ ]    [ ]      [ ]
   NB Management                                                and NB Management

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Fund, between NB                                         the Fund, between NB
   Management and Neuberger                                     Management and Neuberger
   Berman.                                                      Berman.
----------------------------------------------------------   ----------------------------------------------------------
XXX XXXXXXXXXX XXX                                           XXX XXXXXXXXXX XXX

JOHN Q. STOCKHOLDER                                          JOHN Q. STOCKHOLDER
123 MAIN STREET                                              123 MAIN STREET
ANYTOWN USE 12345                      CONTROL NUMBER        ANYTOWN USE 12345                      CONTROL NUMBER
                                     XXX XXX XXX XXX XX                                           XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                        FUND NAME PRINTS HERE

1. To approve a new Management       FOR  AGAINST  ABSTAIN   1. To approve a new Management       FOR  AGAINST  ABSTAIN
   Agreement between the Fund and    [ ]    [ ]      [ ]        Agreement between the Fund        [ ]    [ ]      [ ]
   NB Management                                                and NB Management

2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN   2. To approve a new Sub-Advisory     FOR  AGAINST  ABSTAIN
   Agreement with respect to         [ ]    [ ]      [ ]        Agreement with respect to         [ ]    [ ]      [ ]
   the Fund, between NB                                         the Fund, between NB
   Management and Neuberger                                     Management and Neuberger
   Berman.                                                      Berman.
----------------------------------------------------------   ----------------------------------------------------------
                                                                     NB-CEF-IND